UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, August 24, 2017 at 3:00 P.M. Hawaii Standard Time

To Our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company”), to be held on Thursday, August 24, 2017 at 3:00 P.M., Hawaii Standard Time, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI, USA 96738, or at any adjournment or postponement thereof, for the following purposes:

1.	To elect the six director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018; and

3.	To transact other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

In addition to the formal items of business, Cyanotech will report on operations for fiscal year 2017 and answer appropriate questions that you may have about Cyanotech and its activities.

The Board of Directors fixed the close of business on June 26, 2017 as the record date (the “Record Date”) for stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the meeting.

Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Jole Deal
Jole Deal
Corporate Secretary
Kailua-Kona, Hawaii
July 7, 2017

Your vote is important. Whether or not you plan to attend this meeting, please vote your shares. This year you may submit your proxy: (i) by mail (after completing, signing and dating the enclosed card); (ii) by telephone; or (iii) by internet. If you do attend the meeting, you may vote at that time, which will revoke automatically any prior vote you may have submitted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 24, 2017

The Proxy Statement and 2017 Annual Report on Form 10-K are available on the internet at www.envisionreports.com/CYAN.

CYANOTECH CORPORATION

Proxy Statement for 2017 Annual Meeting of Stockholders

To be held August 24, 2017

TABLE OF CONTENTS

Table of Contents

VOTING RIGHTS AND SOLICIATION OF PROXIES	1

PROPOSAL ONE — ELECTION OF DIRECTORS	4

BOARD MEETINGS AND COMMITTEES	5

DIRECTOR COMPENSATION	8

PROPOSAL TWO — RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED STOCKHOLDER MATTERS	9

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	11

EXECUTIVE OFFICERS OF THE REGISTRANT	11

COMPENSATION COMMITTEE REPORT	12

EXECUTIVE COMPENSATION AND OTHER INFORMATION	16

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	16

EQUITY COMPENSATION PLAN INFORMATION	17

AUDIT COMMITTEE REPORT	18

STOCKHOLDER PROPOSALS AND NOMINATIONS	19

OTHER MATTERS	20

2

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by Internet, Mail or Telephone

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held August 24, 2017

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the “Company” or “Cyanotech”) of proxies to be voted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Thursday, August 24, 2017 at 3:00 P.M., Hawaii Standard Time, at Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI, USA 96738, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. On July 7, 2017, the Company distributed to stockholders of record a Meeting Notice Regarding the Availability of Proxy Materials for this meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, and our undertaking to also mail a full set of such proxy materials, together with a postage paid envelope for returning non-electronic proxy cards, to any stockholders who request paper copies at no cost to them.

The Company’s principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Annual Meeting, so that your shares will count toward determination of the presence of a quorum and your shares can be voted at the meeting.

Who May Vote: The close of business on June 26, 2017 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. All holders of the Company’s Common Stock outstanding on the record date are entitled to vote at the Annual Meeting. Each stockholder has one vote for each share so held. At June 26, 2017, 5,685,381 shares of Common Stock, $0.02 par value per share, were issued and outstanding. You may vote by submitting your proxy card by internet, telephone, mail or in person at the meeting, or you may attend the meeting and vote your shares in person by ballot.

Methods of Voting: All stockholders of record may vote by mail by completing, signing, dating and returning their proxy cards in the postage-paid envelope. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors. Stockholders of record can instead vote by toll-free telephone or the internet website address listed on the proxy card; they may also vote by proxy card or by ballot if personally present at the meeting, but only the last vote before the polls close at the meeting will count. Stockholders who hold their shares through a broker, trustee or other nominee also can vote by telephone or internet as instructed by their bank, broker or other nominee; as “beneficial owners” they can also vote at the meeting if they present a separate “legal proxy” from the actual record holder and in that event only the final vote made in the name of the stockholder of record will count.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a plurality of votes cast. For approval of all other matters to be voted on, when a quorum is present a matter is approved if the number of votes cast in favor of the action taken exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present.

Voting Shares Held by Brokers, Banks and Other Nominees: Votes will be counted by the inspectors of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to any proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a broker, trustee or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

Many of our stockholders may hold some or all of their shares through a broker, trustee or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

●     Stockholders of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party and to vote by completing a proxy card by internet, by telephone or by mail, or to vote in person by ballot or by proxy at the Annual Meeting of Stockholders.

●     Beneficial Owners — If any or all of your shares are held of record in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right by internet, telephone or mail to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Annual Meeting of Stockholders in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Annual Meeting of Stockholders unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Stockholders.

For your vote to be counted, you must communicate your voting decisions by internet, telephone or mail to your broker, trustee or other nominee before the date of the stockholders meeting. Brokers, trustees and other nominees who do not receive instructions are entitled to vote those shares with respect to the ratification of the selection of our independent registered public accounting firm, but not with respect to election of directors. If your shares are held by a broker, trustee, bank or other nominee, for your vote to be counted you will have to obtain a separate legal proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or how to obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be included only in determining the presence of a quorum at the Annual Meeting, but will not be counted as votes cast on any proposals to be voted upon.

Voting your shares is important to ensure that you have a say in the governance of your Company. Please review these proxy materials and if you are a beneficial owner, follow the voting instruction form you receive from your broker, bank or other nominee to vote your shares. We hope that you will exercise your rights and fully participate as a stockholder in our Company’s future. If you have any questions about this rule or the proxy process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact Jolé Deal, Corporate Secretary, by telephone at 808-326-1353 or by email to jdeal@cyanotech.com.

Voting Shares by Proxy: Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted:

a)	FOR the election of each of the directors as described herein under Proposal ONE;

b)	FOR Proposal TWO to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for Fiscal Year 2018.

Management does not know of any other matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

Revoking Your Proxy: Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the stockholder meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Appraisal: None of Nevada law, our Restated Articles of Incorporation or our Amended and Restated Bylaws (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

For the Annual Meeting to Be Held on August 24, 2017

As permitted by the SEC, the Company is making available its Notice of Annual Meeting, Proxy Statement and Annual Report for fiscal year ended March 31, 2017 at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

●     Stockholders of Record. If your shares are registered in your own name, you may enroll to have future proxy materials delivered via e-mail or the internet by following the instructions at www.envisionreports.com/CYAN. You will need the control number on your proxy card to enroll.

●     Beneficial Stockholders. If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report

To a Single Household to Reduce Duplicate Mailings

Each year in connection with the Annual Meeting of Stockholders, the Company is required to furnish to each stockholder of record a proxy statement and annual report and to arrange for a proxy statement, annual report and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Cyanotech Common Stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

●     Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), you may also do so via the internet by going directly to www.envisionreports.com/CYAN and following the instructions therein.

●     Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy materials for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, please call toll-free 1-866-641-4276 or send an email to investorvote@computershare.com.

*****

PROPOSAL ONE

Election of Directors

Board Nominees

A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the six Board nominees named below, all six of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting or until such director’s successor has been elected and qualified. Voting for the election of directors is non-cumulative. It is the Company’s policy that all Board members attend each annual meeting of stockholders; last year all five of the Board members serving at that time attended the Annual Meeting of Stockholders.

The following sets forth certain information on each of the nominees for election to serve as a director of the Company until the 2018 Annual Meeting of Stockholders including each director’s background, principal occupations and employment, as well as specific experience, qualifications, attributes and skills that led to the Board’s conclusion that each of the nominees for director should serve on the Board at the time of this Proxy Statement, in light of the Company’s current business and structure:

Gerald R. Cysewski, Ph. D.—68: Dr. Cysewski became President and Chief Executive Officer as of August 25, 2016, after having served as Interim President and Chief Executive Office beginning March 31, 2016. Prior to this he was Executive Vice President and Chief Scientific Officer. Dr. Cysewski co-founded the Company in 1983 and has served as a director of the Company since that time. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990, Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley. Dr. Cysewski continues to be recognized as a leading authority on large scale production of micro-algae and is a frequently invited speaker at industry gatherings around the world, providing insight to the Board on changes in micro-algae science and regulatory matters that impact the Company. His extensive experience with the Company and his expertise in micro-algae production make him uniquely qualified to serve on our Board.

Michael A. Davis—64: Mr. Davis was appointed to the Board of Directors of the Company in March 2003 and was appointed to serve as Chairman of the Board of Directors on April 13, 2011. Mr. Davis is President of Skywords Family Foundation and a Director of Canobie Films, Inc., and attended Harvard University. Mr. Davis has been active as a private investor and supporter of organic agriculture and natural foods for over 30 years. His business and investment experiences, as well as his long association with the Company provide the Board with critical perspective on the business issues the Company faces. Mr. Davis serves as Chairman of the Nominating and Corporate Governance Committee.

Nancy E. Katz—58: Ms. Katz was appointed to the Board of Directors of the Company in October 2016. Ms. Katz served as Vice President, Consumer Marketing at Medtronic, Inc., a medical technology company, from May 2011 to August 2014. From July 2005 to July 2010, Ms. Katz was Senior Vice President, Bayer Diabetes Care — North America. Prior to this position, she was President and Chief Executive Officer of Calypte Biomedical Corporation, a manufacturer of HIV diagnostics, President of Zila Pharmaceutical, Inc., a manufacturer of oral care products, and held senior marketing positions with the Lifescan division of Johnson & Johnson (blood glucose diabetes products), Schering-Plough Healthcare Products, and with American Home Products. She has previously served on the Boards of Directors of Neoprobe Corporation, Calypte Biomedical Corporation, LXN Corporation and Pepgen Corporation. She currently serves on the Board of NeuroMetrix, Inc. She received a B.S. in business from the University of South Florida. Ms. Katz has significant experience as an executive and director of public companies and provides valuable insight to the Board and management in strategy development and other Company functions. Ms. Katz is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

Walter B. Menzel—70: Mr. Menzel was elected to the Board of Directors of the Company in August 2013. Mr. Menzel is the President of the WM Group, a contract provider of management, marketing, and creative services for established and entrepreneurial enterprises and organizations. In addition, he is CEO of the Peter Michael Foundation, an underwriter of cancer research at leading medical centers. He is also Co-Founder of Prostate Management Diagnostics Inc., a private company in partnership with The Genome Institute at Washington University in St. Louis. Previously, he was Senior VP at McCann-Erickson, and served in positions of increasing client services responsibility at BBDO West, Needham Harper Worldwide, Leo Burnett Company, and J. Walter Thompson Company. Mr. Menzel is a graduate of the University of Wisconsin (BA) and Stanford University (MBA and MA) and is a National Association of Corporate Directors Board Leadership Fellow. His extensive experience and expertise in branding and marketing provides a unique perspective and contribution to the Board. Mr. Menzel serves as Chairman of the Compensation Committee and is a member of the Audit Committee.

David M. Mulder—56: Mr. Mulder was elected to the Board by the Board of Directors on May 17, 2016. Mr. Mulder is Executive Vice President and Chief Financial Officer of Reiter Affiliated Companies, where he has served since December of 2012.  He also serves as the Chairman of the Board of FreSeguro, Inc., a Hawaiian captive insurance company. Mulder has over 25 years of international financial and general management experience in a broad variety of businesses, including agriculture, consumer products, wholesale products, distribution and medical products. His background includes serving as the CEO of Biolase, a public international medical device company, and as the CFO of Salton as the (then) public company doubled in size during the globalization of the George Foreman grill. He built his early career at Fruit of the Loom, where he last served as the head of the European, Middle East and Africa division. He started his professional career at Arthur Andersen where he did both consulting and audit, earning his CPA. He earned his Masters of Business Administration degree from the Fuqua School of Business at Duke University. His financial and accounting background, as well as his leadership experiences, are critical to the Company’s long range goals. Mr. Mulder serves as Chairman of the Audit Committee.

David L. Vied —56: Mr. Vied was elected to the Board on January 27, 2015.  Mr. Vied serves as the Global Sector Leader, Medical Devices & Diagnostics for Korn Ferry, a global leadership and talent advisory firm.  Previous experience includes serving in leadership roles for other global recruiting and talent advisory firms.  Mr. Vied received a B.A. degree in Communication Studies from California State University at Sacramento and a M.S. degree in Labor and Industrial Relations from the University of North Texas. His experience in management and corporate organization rounds out an important expertise represented on the Board. Mr. Vied is a member of the Nominating and Corporate Governance Committee and the Compensation Committee.

Certain Legal Proceedings

One of our shareholders, Meridian OHC Partners, L.P. has alleged deficiencies in the beneficial ownership reporting under Section 13(d) of the Exchange Act of Mr. Davis, our chairman and largest shareholder, and Rudolf Steiner Foundation(RSF), Inc., one of our shareholders, in a lawsuit filed in the United States District Court of Nevada.  Meridian seeks declaratory relief relating to the allegations and injunctive relief directing Mr. Davis and RSF to file a Schedule 13D acknowledging having acted as a group from 2011 to March 2017, and restraining them from voting any shares acquired while in violation of Section 13(d) and other relief.  The complaint was initially filed in May 2016 to include a broader range of allegations and also named the Company as a defendant. Following the results of an investigation by a special committee of the board of directors, the granting by the court of the Company’s motion to dismiss in January 2017 and filing of an amended complaint by Meridian in February 2017, the Company ceased to be party to the Meridian lawsuit.

Required Vote

The affirmative vote of the holders of a majority of the aggregate voting power of the Company’s Common Stock present in person or represented by proxy at a meeting at which a quorum is present, is required for the election of each nominated director.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the above named director nominees.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2017 the Board met formally twenty-six (26) times. Each of our Directors attended 75 percent or more of the meetings of the Board and of Board Committees on which he served.

Director Nomination Process

Director Qualifications. The Nominating and Corporate Governance Committee has established guidelines for considering nominations to the Company’s Board of Directors. These include: (a) personal characteristics, including such matters as integrity, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company’s operations; (f) practical and mature business judgment; and (g) diversity as to gender, age, ethnic background and experience. The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which the members believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Committee also considers candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. The Nominating and Corporate Governance Committee also considers any candidate recommended by Company management or the Company’s stockholders in light of the criteria for selection of new directors. The Company’s Bylaws contain procedures for stockholder nominations which are discussed in greater detail under “STOCKHOLDER PROPOSALS AND NOMINATIONS” on page 18 of this proxy. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations and, if appropriate, engage a consultant to assist the Committee. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review of all pertinent data, and due deliberation by the committee, this slate of nominees is recommended to the Board of Directors and the stockholders for election.

Each of the nominees for election at this annual meeting was unanimously recommended by the Nominating and Corporate Governance Committee for election.

Independent Directors

The Board has determined that each of the nominees for director, other than Dr. Cysewski, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” under Nasdaq Rule 5605(a)(2). In making its determination, the Board considered transactions and relationships between each director (and any member of his immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company’s senior management personnel and their affiliates.

Under Nasdaq Rule 5605(a)(2), an “Independent Director” is a person other than an Executive Officer of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Since Dr. Cysewski is President and Chief Executive Officer of the Company, he may not be considered an “Independent Director” under Nasdaq Rule 5605(a)(2).

The Independent Directors meet in executive session without the Chief Executive Officer or any other member of management in attendance at least twice annually in accordance with Nasdaq Corporate Governance Rules. Any Independent Director may request an executive session of Independent Directors to discuss any matter of concern.

Stockholder Communication with Directors

Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors (or to a specific named-director), 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740, or by e-mail to board@cyanotech.com. All written communications received will be directed to the relevant director or the non-management directors as a group.

Code of Ethics

We have adopted the Cyanotech Code of Ethics for our officers and employees. We have also adopted the Board of Directors Code of Conduct. Both Codes are publicly available on our website at www.cyanotech.com. The Codes contain general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a “code of conduct” within the meaning of the Nasdaq listing standards. If we make any substantive amendments to or grant any waiver from such Codes relating to our Chief Executive Officer, Chief Financial Officer or other officer, we will disclose the nature of such amendment in a report on Form 8-K and amend the website disclosure.

Corporate Governance

In addition to the Company’s Restated Articles of Incorporation, the Company’s Amended and Restated Bylaws and other key Company governance documents, including its Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and the Code of Conduct and Ethics, are available on the Company’s website at www.cyanotech.com. The information contained on the website is not hereby incorporated by reference in, nor considered part of, this Proxy Statement, unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740.

The Company has chosen to separate the chief executive officer and board chairman positions as a matter of good corporate governance and to efficiently utilize the skills and time of the individuals who currently serve in these positions. Mr. Cysewski, the Company’s President and Chief Executive Officer is primarily involved in the day to day responsibilities and obligations of the Company, while Mr. Davis, the Board’s Chairman, provides strategic direction for the Company and presides over meetings of the Board. These two key leaders communicate regularly with each other.

The Board is limited by its size, but plays a fundamental role in the Company’s risk oversight process, both directly and through the delegation to its committees of responsibilities related to the oversight of certain risks, and regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company can take to manage them.

While the Board is ultimately responsible for all risk oversight of the Company, the Audit Committee focuses on financial risks as they relate to the Company’s financial reporting process, financial statements and internal controls, among other responsibilities set forth in the Audit Committee’s Charter. The Nominating and Corporate Governance Committee focuses on the management of risks associated with the Board’s organization, membership, governance and structure. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies, bonus plans and incentive option plans.

The Company has an ongoing commitment to good governance and business practices. This includes regular monitoring and balancing of the Company’s processes and procedures in light of any new corporate governance best practices, and a continual review of changes in federal law and the rules and regulations promulgated by the SEC and the regulations of the Nasdaq Stock Market, LLC. which are applicable to the Company. These practices help to ensure that the Company will timely comply with new laws and rules and will implement other corporate governance practices which it believes to be in the best interest of the Company and its stockholders.

Board Committees

The Board of Directors of the Company has an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

The Audit Committee operates and acts under a written charter, which was revised and approved by the Cyanotech Board of Directors on November 8, 2011. A copy of the Charter and Powers of the Audit Committee can be found on the Company’s website at www.cyanotech.com. The Committee provides independent and objective oversight of (1) the Company’s financial reporting processes, (2) the Company’s audits of the financial statements, including appointment, compensation and oversight of the Company’s independent registered public accounting firm, (3) the Company’s internal controls, and (4) risk assessment and risk management policies set by management. The Committee also oversees and monitors the independence, performance and qualifications of the Company’s independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Audit Committee are “independent” directors as defined in Nasdaq Rules 5605(a)(2) and 5605-3(2)(A). On May 17, 2016, the Board of Directors elected David M. Mulder to the Board and determined that he met the requirements as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Committee held ten (10) formal meetings during fiscal 2017. Until January 2017, the Committee was comprised of independent directors David M. Mulder (Chair), Michael A. Davis and Walter B. Menzel. On January 18, 2017, Mr. Davis was replaced by independent director Nancy E. Katz on this Committee.

The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010, a copy of which can be found on the company’s website at www.cyanotech.com. The Nominating and Corporate Governance Committee’s functions include (1) reviewing the background and qualifications of potential nominees for the Cyanotech Board of Directors presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication, diversity and absence of conflicts of interest see caption “Director Nomination Process” above. The Nominating and Corporate Governance Committee has a policy of considering any candidate recommended by Company management or by the Company’s stockholders in light of the criteria for selection of new directors. All members of the Nominating and Corporate Governance Committee are “independent” directors under Nasdaq Rule 5605(a)(2). The Nominating and Corporate Governance Committee held four (4) formal meetings during fiscal 2017. Until January 2017, the Nominating and Corporate Governance Committee was comprised of independent directors Michael A. Davis (Chair) and Walter B. Menzel, and David L. Vied. On January 18, 2017, Mr. Menzel was replaced by independent director Nancy E. Katz on this Committee.

The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010 and which is also available on the Company’s website at www.cyanotech.com. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy, bonus plans and incentive option plans, and approves the grants of stock options to officers, employees and consultants. Based on such review, the Committee recommended to the Board that such information be included in the Company’s proxy statement. At least once a year, the Compensation Committee meets in executive session with the other independent directors of the Board to evaluate the Chief Executive Officer’s (“CEO”) performance. All members of the Compensation Committee are “independent” directors as defined under Nasdaq Rule 5605(a)(2). The Compensation Committee held eleven (11) formal meetings during fiscal year 2017. The Compensation Committee consisted of independent directors Walter B. Menzel (Chair), Michael A. Davis and David L. Vied until May 2016, at which time Mr. Davis stepped down from the Committee so that he could devote more time to his other responsibilities as Chairman of the Board of Directors.

DIRECTOR COMPENSATION

The following table sets forth the compensation earned by non-employee directors for fiscal year 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other (2)	Total ($)
Michael A. Davis	40,000	30,000	—	19,079	89,079
Nancy E. Katz (3)	14,279	—	—	—	14,279
Walter B. Menzel	32,000	24,000	—	10,590	66,590
David M. Mulder (4)	28,000	—	4,998	—	32,998
David L. Vied	32,000	24,000	542	—	56,542

(1)

Stock and option awards under the Directors 2014 Plan are discussed below. On August 25, 2016, shares of restricted stock were issued to directors as follows: Mr. Davis – 7,553, Mr. Menzel – 5,882 and Mr. Vied – 5,882. Also on August 25, 2016, Mr. Mulder received an option to purchase 6,000 shares. As of March 31, 2017, the total number of outstanding options held by each non-employee director was as follows: Mr. Menzel – 6,000, Mr. Vied – 6,000 and Mr. Mulder – 6,000.

(2)	All Other compensation consists of reimbursement of travel expenses while serving Board duties, if more than $10,000.

(3)	Ms. Katz was appointed to the Board on October 21, 2016.

(4)	Mr. Mulder was appointed to the Board on May 17, 2016.

At the 2014 Annual Meeting of Stockholders, the stockholders of the Company approved the 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”). Under the 2014 Plan, 350,000 shares were reserved for issuance or option grant through the date of the 2024 Annual Stockholders’ Meeting.

Each independent director receives an annual fee of $32,000 for participation on the Board and the committees on which each independent director is appointed; the Board Chairman receives $40,000 annually. These fees are paid quarterly. Additionally, each independent director upon his or her first election to the Board, receives a 10-year option to purchase 6,000 shares of the Company’s Common Stock. Thereafter, each independent director receives an annual grant of restricted shares equivalent to $24,000; provided, however, the director serving as Chairman receives an annual grant of restricted shares equivalent to $30,000. For fiscal 2018 and going forward, the annual grant of restricted shares to independent directors (other than the Chairman) is expected to increase to $32,000. Each independent director is also reimbursed for out-of-pocket costs incurred in connection with attendance at Board and committee meetings.

*****

PROPOSAL TWO

Ratification of Selection of Independent Registered Public Accounting Firm

The firm of Grant Thornton LLP has served as the Company’s independent registered public accounting firm since fiscal 2009. The Audit Committee has selected, and the Board of Directors has approved, the firm to continue in this capacity for the current fiscal year ending March 31, 2018. A representative of Grant Thornton LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the meeting. Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of the independent registered public accounting firm and accordingly is submitting a proposal to ratify the selection of Grant Thornton LLP. If the stockholders should fail to approve this proposal, the Board of Directors will consider the selection of another independent registered public accounting firm.

The Board of Directors unanimously recommends that stockholders vote FOR ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2018.

*****

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. To the Company’s knowledge, based solely on a review of Forms 3 and 4 furnished to it during its most recent fiscal year, and representations that no Forms 5 were required, the Company believes that during fiscal 2017, its directors and executive officers and greater than 10% shareholders filed all such reports required to be filed under Section 16(a) on a timely basis, except that Mr. Cysewski did not timely file a Form 4 for one transaction, and Mr. Mulder did not timely file a Form 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s Common Stock as of June 26, 2017 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company’s Named Executive Officers, (iii) each director and (iv) all directors and executive officers named in the Summary Compensation Table appearing herein as a group. The following table sets forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on June 26, 2017 or within 60 days of such date, but such shares are not treated as outstanding for purposes of computing the percentage ownership of any other person or group. All shares shown are subject to the named person’s sole voting and investment power except as noted. As of June 26, 2017, 5,685,381 shares of the Company’s Common Stock was outstanding.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	1,104,011	(1)	19.4%
Rudolf Steiner Foundation	767,133	(2)	13.6%
Meridian OHC Partners, LP	749,610	(3)	13.3%

(1)

Based solely on the information in a filing on Schedule 13D/A dated March 17, 2017 filed by the reporting persons named therein (the “Schedule 13D”). Includes 447,761 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone; 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; and 300,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director (“Skywords”). Also includes 150,000 shares held by Skywords, which, pursuant to a Grant Agreement dated March 17, 2017 (the “Grant Agreement”), Skywords has agreed to grant to the Rudolf Steiner Foundation at such time as neither Skywords nor Mr. Davis is subject to any “blackout period” or trading restrictions. In the Schedule 13D, it was reported that Mr. Davis, Skywords and the Rudolf Steiner Foundation had formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the Company’s common stock. Mr. Davis and his affiliated parties, however, disclaim any beneficial ownership in any common stock of the Company beneficially owned by the Rudolf Steiner Foundation.

(2)	Based solely on the information contained in the Schedule 13D. The total does not include 150,000 shares currently held by Skywords, which, pursuant to the Grant Agreement, Skywords has agreed to grant to the Rudolf Steiner Foundation at such time as neither Skywords nor Mr. Davis is subject to any “blackout period” or trading restrictions. In the Schedule 13D, it was reported that Mr. Davis, Skywords and the Rudolf Steiner Foundation had formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the Company’s common stock. Mr. Davis and his affiliated parties, however, disclaim any beneficial ownership in any common stock of the Company beneficially owned by the Rudolf Steiner Foundation. The shareholder’s address is 1002 O’Reilly Ave., San Francisco, CA 94129.

(3)	Based solely on the information in a filing on Schedule 13D/A filed with the SEC on February 15, 2017. The shares are beneficially owned by Meridian OHC Partners, LP, Meridian TSV II, TSV Investment Partners, LLC, BlueLine Capital Partners II, LP, and BlueLine Partners, LLC. Address is 425 Weed Street, New Canaan, CT, 06480.

Security Ownership of Management

Unless otherwise noted, the address for each director and officer listed below is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy #102, Kailua-Kona, HI 96740.

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Michael A. Davis	1,104,011	(1)	19.4%
Gerald R. Cysewski	230,277	(2)	4.4%
Jole E. Deal	60,000	(3)	*
Gerard J. Watts	45,000	(4)	*
Walter B. Menzel	15,157	(5)	*
David L. Vied	11,882	(5)	—
David M. Mulder	6,000	(5)	*
Nancy E. Katz	—		—

All directors and executive officers as a group (10 persons)	1,584,542	(6)	26.3%

*	Less than 1.0%

(1)

Based solely on the information in a filing on Schedule 13D/A dated March 17, 2017 filed by the reporting persons named therein (the “Schedule 13D”). Includes 447,761 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone; 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; and 300,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director (“Skywords”). Also includes 150,000 shares held by Skywords, which, pursuant to a Grant Agreement dated March 17, 2017 (the “Grant Agreement”), Skywords has agreed to grant to the Rudolf Steiner Foundation at such time as neither Skywords nor Mr. Davis is subject to any “blackout period” or trading restrictions. In the Schedule 13D, it was reported that Mr. Davis, Skywords and the Rudolf Steiner Foundation had formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the Company’s common stock. Mr. Davis and his affiliated parties, however, disclaim any beneficial ownership in any common stock of the Company beneficially owned by the Rudolf Steiner Foundation.

(2)	Includes options to purchase 139,500 shares of Common Stock.

(3)	Includes options to purchase 42,000 shares of Common Stock

(4)	Includes options to purchase 45,000 shares of Common Stock, of which 15,000 become exercisable on August 17, 2017.

(5)	Includes options to purchase 6,000 shares of Common Stock.

(6)	Includes options to purchase 330,000 shares of Common Stock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of the Company’s Compensation Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company’s Compensation Committee is an executive officer.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers are elected by and serve at the pleasure of the Board. The executive officers of Cyanotech as of June 26, 2017 include:

Gerald R. Cysewski, Ph. D., President and Chief Executive Officer - 68: Dr. Cysewski became President and Chief Executive Officer as of August 25, 2016, after having served as Interim President and Chief Executive Office beginning March 31, 2016. Prior to this he was Executive Vice President and Chief Scientific Officer. Dr. Cysewski co-founded the Company in 1983 and has served as a director of the Company since that time. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990 Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

Jolé Deal, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer - 58: Ms. Deal is a former CPA with an MBA degree (Pepperdine University) and has over twenty years’ experience as a senior financial executive in consumer products manufacturing companies, before which she was employed in public accounting with Touche Ross / Deloitte & Touche for five years. Before joining the Company in 2011, she served as Chief Financial Officer of PureTek Corporation, a private manufacturer of nutritional supplements, generic pharmaceuticals and beauty care products, based in San Fernando, California, from 2009 until 2011. Previously she was Divisional Vice President and Controller of Pharmavite LLC, a manufacturer/marketer of Nature Made vitamins and dietary supplements, based in Northridge, California (a U.S. subsidiary of Otsuka Pharmaceutical Co., Ltd.), before which she held Pharmavite positions as Director, Sales and Marketing Finance and Director, Financial Planning.

Gerard Watts, Chief Operations Officer - 58: Mr. Watts joined Cyanotech in August 2014 as Chief Operations Officer and brings more than 30 years’ food and agribusiness experience Most recently he advised and guided domestic and international firms with regard to fundamental and strategic issues associated with the global produce business. Previously, he was COO / GM at North Shore Greenhouses, a grower and shipper of living herbs produced in hydroponic greenhouses. From 2008 to 2011, he was President of SunOpta Foods / SunOpta International Fruit Group, a $175 million vertically integrated manufacturer, distributor and redistributor of fresh and processed fruit and vegetables. From 2005 to 2008, he was VP, GM – Maui Land and Pineapple Company in Maui, Hawaii, where he directed all business operations for the Pineapple Division; and he capped more than 22 years with Calavo Growers Inc. of Santa Paula, California as VP, North American Operations / VP, GM Calavo de Mexico International.

Glenn D. Jensen, Vice President, Manufacturing and Infrastructure —59: Mr. Jensen has served as Vice President, Manufacturing and Infrastructure since November 2015. From 1993 to 2015, he served as Vice President of Operations. Mr. Jensen joined the Company in 1984 as Process Manager. He has 35 years’ experience in microalgae process operations. Prior to joining the Company, Mr. Jensen worked as a plant engineer at Cal-Alga, a spirulina production facility, near Fresno, California. Mr. Jensen holds a B. S. degree in Health Science from California State University, Fresno.

Jennifer M. Johansen, Vice President, Quality, Regulatory & Government Affairs—44: Ms. Johansen has served as Vice President—Quality & Regulatory Affairs since January 2009. She joined Cyanotech in 2003 in the Quality Department and has 14 years of experience in quality and regulatory. Prior to joining the Company, Ms. Johansen worked in medical research at the University of Washington. Since 2012, Ms. Johansen has been working alongside the United Natural Products Alliance (UNPA) to develop the next generation of congressional champions for the Dietary Supplement and Natural Products industry. She is the Chairwoman for the Hawaii State Chapter of UNPA and is on the Kona Kohala Chamber of Commerce Economic Development Committee and Sustainability Committee. She holds a degree in Psychology, with a minor in Organic Chemistry, from the University of Oregon while on a full athletic scholarship.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed with senior management the Compensation Discussion required by Item 402(m) through Item 402(r) of Regulation S-K that follows. Based on that review and discussion, the Committee recommended and the Board of Directors concurred that such Compensation Discussion be included this proxy statement.

Compensation Committee of the Board of Directors.

Walter B. Menzel, Chairman
David L. Vied

Compensation Discussion

Who is responsible for determining appropriate executive compensation?

The Compensation Committee has the responsibility for approving the total compensation program for the Company and its subsidiaries, including base salary, perquisites, incentive compensation and equity-based compensation. The Compensation Committee’s charter does not give the Compensation Committee the right to delegate any of its responsibilities to any other persons. This included determining compensation for the past fiscal year 2017, as well as for the current fiscal year 2018, our Named Executive Officers (“NEO’s”): (1) Gerald R. Cysewski, Ph.D., President and Chief Executive Officer since March 31, 2017; (2) Jolé E. Deal, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer of the Company; and (3) Gerard J. Watts, Chief Operations Officer

What are the objectives of the Company’s compensation programs?

The goals of the Company’s compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and development requirements of the Company. Key components include:

●	The Company’s compensation is competitive with comparably sized companies in the Hawaii and California markets with which we compete for talent, and is based on salary surveys purchased annually.

●	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

●

The Company provides equity awards for executive officers to align management interest with the interest of the shareholder to drive the long term financial performance of the Company as they respond to the Company’s business challenges.

The Compensation Committee endeavors to balance Company needs and values with the employees’ needs and believes that it is important that the Committee maintain this relationship.

What are the compensation programs designed to reward?

The Company’s compensation programs are designed to recognize and reward executives for the Company’s annual and long-term performance and for individual performance that enhance shareholder value. To that end:

●

Company Performance.   The Compensation Committee considers each executive’s overall contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products.

●

Individual Performance.   The Company has a small executive team of talented individuals with clear divisions of responsibility for achieving the Company’s goals. The Compensation Committee evaluates the Chief Executive Officer as a committee. That evaluation entails a review of the Chief Executive Officer’s performance and progress towards achieving sustainable profitability through improved long-term and short-term results attributable directly and indirectly to his efforts. The Compensation Committee or together with other independent directors acting with the Committee or upon its recommendations also considers relative shareholder return over the same period and chief executive compensation for similar-sized companies with similar results within the relevant geographic and industry area.

For other NEO’s, the Compensation Committee reviews and considers whether to approve a performance assessment and base salary recommendation from the Chief Executive Officer. The performance evaluations of these executives are based on the Company’s success in achieving short-term and long-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products; in addition to performance toward specific departmental goals established annually and approved by the Compensation Committee.

What are the elements of executive compensation?

The elements of the Company’s executive compensation include:

●	Base salary and bonus, if awarded
●	Equity awards

How is base salary determined?

The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties or by the Company’s Director of Human Resources. Based on such surveys, the executive officers’ salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility and the needs of the Company.

What were the base salary increases for fiscal year 2017?

There were no base salary increases for the executive officers in fiscal year 2017.

Are bonuses paid to executive officers?

The Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the Company’s performance, and should be awarded based on recommendations of the Chief Executive Officer to the Committee and in the discretion of the Board. Accordingly, each fiscal year, the Committee reviews and approves a cash incentive bonus plan designed to motivate executive officer and key personnel to achieve the financial and operational objectives of the Company.

The financial goals are established in part on the basis of an annual operating plan developed by management and approved by the Board of Directors. The annual operating plan is designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and is developed on the basis of:  (i) the Company’s performance in the prior year; (ii) projections of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating cost and cost savings that management believes can be achieved; and (iv) competitive conditions faced by the Company. Taking all of these factors into account, financial targets for key financial performance indicators such as Net Sales, Gross Margin and Net Income are established.

Additionally, specific performance measures are established in areas of strategic planning, leadership, and operations as appropriate to the executive’s area of management responsibility. Such goals support and complement the financial goals of the Company and allow executives to achieve meaningful results even when the Company’s overall profitability is challenged.

As a result of such performance-based criteria, executive compensation, and the proportion of each executive’s total cash compensation that is represented by incentive or bonus income, may increase in those years in which the Company achieves the anticipated level of growth and profitability. On the other hand, in years in which the Company experiences less than anticipated growth, bonuses and total executive compensation should be lower or not awarded and total executive compensation should consequently be lower.

No bonuses were awarded to the Company’s executive officers for fiscal year 2017 performance.

What is the Company’s equity incentive program?

The 2016 Equity Incentive Plan (the “2016 Plan”), which was approved by stockholders on August 25, 2016, rewards select executives and key employees as an incentive for them to join or remain in the service of the Company. The Compensation Committee administers the Plan.

How does the Company grant equity awards?

The Compensation Committee expects to make equity award grants on an annual basis under the 2016 Plan. Such grants will be intended to align the interests of select executives and key employees with those of the long term goals of stockholders and provide each individual with a significant incentive to join or remain at the Company from the perspective of an owner with an equity stake in the business. Additionally, the Compensation Committee expects to make equity award grants every three years to all employees to enhance the ethic of ownership in the Company and to further align interests in the long term future of the Company.

Do executive officers have change-in-control agreements?

Options granted under the 2005 Plan that remain outstanding accelerate when a Change in Control or a Corporate Transaction, as defined in the 2005 Plan, occurs, unless such outstanding options are assumed or replaced by the successor corporation with comparable, equalized options or a cash incentive program in accordance with the terms of the 2005 Plan.

A “change in control”, as defined in the 2005 Plan, generally means a change in control of Company effected as a result of (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of stock possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding stock pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept; or (2) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of persons who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

Under the 2016 Plan, upon the occurrence of certain Change in Control events (as defined in the 2016 Plan), the Company may provide for any of the following in connection with outstanding awards:

●

Acceleration – In the event of a Change in Control and Double Trigger Event (as defined in the 2016 Plan) with respect to a participant, the Company may accelerate the exercisability and/or vesting of Awards in connection with such Change in Control and Double Trigger Event;

●

Assumption; Continuation or Substitution – In the event of a Change in Control, the acquirer of or successor to the Company may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquirer’s or successor’s stock; or

●

Cash Out – In the event of a Change in Control, the Company may, without the consent of any participant, cancel each or any award or portion thereof outstanding immediately prior to the Change in Control in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Company) of the Company’s common stock subject to such canceled award in cash, stock of the Company or its acquirer or successor, or other property.

The material in the heading “Compensation Discussion” and the Report of the Compensation Committee are not “soliciting material,” and are not deemed “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and the two highest compensated executive officers of the Company, other than the Chief Executive Officer, for services rendered in all capacities to the Company (hereinafter referred to as the “Named Executive Officers”) for the fiscal years ended March 31, 2017 and 2016.

SUMMARY COMPENSATION

		ANNUAL COMPENSATION
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1)	Option Awards($)(1)	All Other ($)(2)	Total ($)
Gerald R. Cysewski	2017	173,400	—	88	26,150	5,202	204,840
President and Chief Executive Officer	2016	173,400	—	—	65,147	—	238,547

Jolé E. Deal	2017	219,000	—	—	768	53,085	272,853
Chief Financial Officer and Vice President of Finance and Administration	2016	219,000	—	—	1,940	46,248	267,188

Gerard J. Watts	2017	242,000	—	—	40,899	32,984	315,883
Chief Operations Officer	2016	242,000	—	—	40,982	—	282,982

Brent D. Bailey	2017	—	—	—	—	—	—
Former President and Chief Executive Officer (Until March 31, 2016)	2016	328,000	—	—	247,608	53,950	629,558

(1)

 In connection with equity-classified awards, which the Company reports in accordance with Generally Accepted Accounting Principles (“GAAP”). The assumptions used to calculate the fair value of option awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal years 2017 and 2016.

(2)	All Other compensation includes vacation benefits paid in lieu of time off, holiday awards, and commuting expense reimbursements

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Shares of
	Common Stock Underlying			Option	Option
	Unexercised Options (#)			exercise	expiration
Name`	Exercisable	Unexercisable		price ($)	date

Gerald R. Cysewski	2,000	—		1.60	2/21/2018
	10.000	—		2.08	4/29/2019
	12,000	—		3.58	6/30/2021
	3,000	—		3.82	8/28/2021
	100,000	—		3.82	8/28/2021
	12,500	—		5.84	7/18/2022
	139,500	—

Jolé E. Deal	40,000	—		3.82	8/28/2021
	2,000	—		5.61	8/15/2022
	42,000	—

Gerard Watts	30,000	15,000	(1)	4.72	8/17/2024

(1)  Options were granted August 17, 2014 and vest on August 17, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2017, including the 2004 Independent Director Stock Option and Restricted Stock Grant Plan (the “2004 Directors Plan”). 2005 Stock Option Plan (the “2005 Plan”); 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”); and the 2016 Equity Incentive Plan (the “2016 Plan”). The 2005 Plan and the 2004 Directors Plan have expired and, therefore, no additional awards will be issued under these plans. The 2014 Plan was approved by stockholders on August 28, 2014, and the 2016 Plan was approved by stockholders on August 25, 2016.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(#) (1)
Equity Compensation Plans Approved by Stockholders	528,000	$3.91	1,564,124

(1)

Consists of 289,124 shares available for future issuance under the 2014 Independent Director Stock Option and Restricted Stock Grant Plan, and 1,275,000 shares available under the 2016 Equity Incentive Plan

AUDIT COMMITTEE REPORT

The Audit Committee, which met ten (10) times in fiscal 2017, reviewed and discussed the Company’s audited financial statements with management. The Audit Committee discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm (“Grant Thornton”), the matters required to be discussed by Statement of Auditing Standards No. 114, “Communication with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm’s independence from the Company and its related entities.

The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.cyanotech.com. Pursuant to such Charter, the Audit Committee has the following primary responsibilities:

1)

Review the performance of the independent registered public accounting firm and make recommendations to the Board of Directors regarding the appointment or termination of the independent registered public accounting firm;

2)

Confer annually with the independent registered public accounting firm concerning the scope of its examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent registered public accounting firm’s annual engagement letter, and authorizing the independent registered public accounting firm to perform such supplemental reviews or audits as the Committee may deem desirable;

3)	Review the range and cost of audit and non-audit services performed by the independent registered public accounting firm;

4)

Review the Company’s audited financial statements and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and

5)	Review the adequacy of the Company’s systems of internal controls.

The firm of Grant Thornton, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm for the past four fiscal years. As stated in Proposal Two, the Audit Committee has selected and the Board has approved Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2018.

Audit services provided by Grant Thornton consisted of the examination of the Company’s annual financial statements and services related to filings with the SEC as well as their review of the Company’s quarterly financial statements. All fees paid to Grant Thornton were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with Grant Thornton their qualification of the partners and managers assigned to the Company’s audit, (ii) reviewed with Grant Thornton the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with Grant Thornton that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

Submitted by the Audit Committee of the Company’s Board of Directors.

David M. Mulder, Chairman
Walter B. Menzel
Nancy E. Katz

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed by Grant Thornton, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements and timely quarterly reviews for the fiscal year ended March 31, 2017 and 2016 were $363,700 and $334,300, respectively.

Audit-Related Fees

There were no audit-related fees billed by Grant Thornton for the fiscal years ended March 31, 2017 and 2016.

Tax Fees

The aggregate fees billed or to be billed by Grant Thornton for tax services rendered to the Company, for the fiscal year ended March 31, 2017 and 2016 were $26,900 and $45,900, respectively.

All Other Fees

There were no other fees billed by Grant Thornton for the fiscal years ended March 31, 2017 and 2016.

The Audit Committee has considered and does not believe the provision of all other services by the Company’s registered public accounting firm is incompatible with maintaining Grant Thornton’s independence.

A representative of Grant Thornton is expected to be available at the 2017 Annual Meeting of Stockholders, and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 which they desire to be considered at the 2018 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 9, 2018. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2018 proxy materials because all applicable rules of the SEC must be followed by both the proponent and the Company.

In addition, the Company’s Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director. Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders. In the case of the Company’s 2018 Annual Meeting, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than April 26, 2018 and no earlier than March 27, 2018, unless our Annual Meeting date occurs more than 30 days before or after August 24, 2018. In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, specified in our Bylaws. A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures. The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC. The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by proxies may be voted in accordance with the judgment of the persons named in such proxies.

Cyanotech Corporation’s annual report to the SEC on Form 10-K, including financial statements and financial statement schedules, for the most recent fiscal year, accompanies these proxy materials. Additional copies may be obtained by downloading them from the Company’s website (www.cyanotech.com), including Exhibits to the Form 10-K. Paper copies of the five (5) Exhibits identified in the Form 10-K, Item 15(b) with an asterisk (*) will be furnished upon request from persons making a good faith representation that they were a beneficial owner of the Company’s securities on June 26, 2017, and upon payment to the Company of its reasonable expenses for furnishing such copies (which will be the lesser of $60 per set or $0.68 per page for those requesting less than a full set). Such written requests should be addressed to: Jolé E. Deal, Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2017, including financial statements, is enclosed with this proxy statement.

You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy or instructions to your broker as to how you want your shares voted as promptly as possible

By Order of the Board of Directors

/s/ Jole Deal
Jole Deal

Corporate Secretary

Kailua-Kona, Hawaii
July 7, 2017

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Nancy E. Katz	☐	☐

	04 – Walter B. Menzel	☐	☐	05 – David M. Mulder	☐	☐	06 – David L. Vied	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s Independent	☐	☐	☐
Registered Public Accounting Firm for the fiscal year ending March 31, 2018.

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 24, 2017

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 24, 2017, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI 96738 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 7, 2017.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

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Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 24, 2017.

Vote by Internet

●     Log on to the Internet and go to www.envisionreports.com/CYAN

●     Follow the steps outlined on the secured website.

Vote by telephone

●     Call toll free 1-800-652-VOTE (8683) within the United States, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

●     Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Nancy E. Katz	☐	☐

	04 – Walter B. Menzel	☐	☐	05 – David M. Mulder	☐	☐	06 – David L. Vied	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s Independent	☐	☐	☐
Registered Public Accounting Firm for the fiscal year ending March 31, 2018.

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Non-Voting Items

Change of Address — Please print new address below.

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 24, 2017

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 24, 2017, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI 96738 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 7, 2017.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

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